                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 28, 2002
                                                 -------------------------------

                        Atchison Casting Corporation
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            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578
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 (State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)           File Number)         Identification No.)

400 South Fourth Street, Atchison, Kansas                 66002
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(Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code    (913) 367-2121
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                                 Not applicable
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        (Former name or former address, if changed since last report)

Item 5.    Other Events.

Atchison Casting Corporation issued a press release today, among other things, announcing the appointment of COO Tom Armstrong as Chairman, President and CEO,
replacing Hugh Aiken, who will remain with ACC as Vice President for European operations and as a member of the Board of Directors. In addition, the Company welcomes Michael Nagel and William Bullard to the Board of Directors of the
Company. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In addition, the Company has amended its Facilities Agreement for use in the
U.K. A copy of the letter agreement is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     4.1  Letter Agreement dated March 26, 2002.

     99.1 Press release dated May 28, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: May 28, 2002

                                    Atchison Casting Corporation

                                    By: /s/ Kevin T. McDermed
                                        --------------------------------
                                          Kevin T. McDermed
                                          Vice President, Chief Financial
                                          Officer, Treasurer and Secretary